UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 28, 2006


                           HUDSON HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                      0-9587                  20-3766053
         --------                      ------                  ----------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)


   111 Town Square Place, Suite 1500A
      JERSEY CITY, NEW JERSEY 07310                            07310
      -----------------------------                            -----
  (Address of principal executive office)                    (Zip Code)

Registrant's telephone number, including area code: (201) 216-0100

             525 Washington Blvd., Suite 3600, Jersey City, NJ 07310
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES.

         On November 28, 2006, Hudson Holding Corporation (the "Registrant") consummated a private placement of its securities (the "Private Placement") in accordance with a Private Placement Agreement the ("Agency Agreement") entered into between it and Capstone Investments as Placement Agent (the "Placement Agent"), dated October 24, 2006. The securities sold, at a purchase price of $.60 per unit, were units consisting of common stock of the Registrant (the "Shares") and warrants to purchase common stock (the "Warrants"). The Registrant sold an aggregate of 9,575,325 Shares and delivered Warrants to purchase an aggregate of 4,787,664 shares of the Registrant's common stock.

         The Warrants entitle the holders to purchase shares of the Registrant's common stock reserved for issuance thereunder (the "Warrant Shares") for a period of five years from the date of issuance at an exercise price of $.85 per share. The Warrants contain certain anti-dilution rights and are redeemable by the Registrant on terms specified in the Warrants.

         Under the terms of the Agency Agreement, the Placement Agent received, among other compensation, a cash commission fee of four percent (4%) of the gross proceeds to the Registrant of the securities sold. In addition, pursuant to the terms of the Agency Agreement, the Registrant agreed to issue to the Placement Agent warrants to purchase common stock during a period of five years in an amount equal to six percent (6%) of the Shares sold in the Private Placement (the "Placement Agent Warrants"). The Placement Agent Warrants are exercisable at $.60 per share and contain substantially the same anti-dilution rights as the Warrants. The Registrant also agreed to file with the Securities and Exchange Commission a Registration Statement covering the Shares and the Warrant Shares.

         The securities discussed above were offered and sold in reliance upon exemptions from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act and Rule 506 promulgated thereunder. Such securities were sold exclusively to accredited investors as defined by Rule 501(a) under the Act.

         The above is a brief summary of the transaction and does not purport to be complete. Reference is made to the Securities Purchase Agreement, Registration Rights Agreement and the form of Warrant for a full description of the terms of this private placement, copies of each of which are attached hereto as exhibits and incorporated herein by reference.



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ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

4.1. Form of Warrant

10.1. Form of Securities Purchase Agreement

10.2. Form of Registration Rights Agreement

99.1. Press release, dated November 29, 2006


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HUDSON HOLDING CORPORATION

Dated: November 30, 2006

                                          By: /s/ Keith R. Knox
                                             -----------------------------------
                                             Name:   Keith R. Knox
                                             Title:  President

                                  EXHIBIT INDEX



4.1. Form of Warrant

10.1. Form of Securities Purchase Agreement

10.2. Form of Registration Rights Agreement

99.1. Press release, dated November 29, 2006